Revenue	12 Months Ended
Dec. 31, 2022
Disclosure Of Disaggregation Of Revenue From Contracts With Customers [Abstract]
Revenue

Note 5 — Revenue

Revenue consisted of the following for the years ended December 31:

	2022	2021	2020
License revenue attributed from license performance obligation	93,500	—	—
License revenue attributed from R&D performance obligation	4,000	—	—
Total revenue	97,500	—	—

On June 23, 2022, NewAmsterdam Pharma entered into a licensing agreement with A. Menarini International Licensing S.A. (“Menarini”) (the “Menarini License”), pursuant to which it granted Menarini an exclusive, royalty-bearing, sublicensable license under certain of its intellectual property and its regulatory documentation to undertake post approval development activities and commercialize multiple brands of obicetrapib, either as a sole active ingredient product or in a fixed dose combination with ezetimibe (the “Licensed Products”), for any use in the majority of European Countries (“Menarini Territory”).

The Group remains responsible for the development and commercialization costs related to Licensed Products, excluding local development, regulatory and commercialization costs incurred by Menarini in the Menarini Territory. In addition, Menarini is expected to purchase the Licensed Products from the Group in accordance with a supply agreement that is to be executed following the execution of the Menarini License and prior to commercialization. As such, the Company determined that the agreements should not be combined as a single contract pursuant to the guidance prescribed in IFRS 15.

The Menarini License includes a non-refundable upfront payment, fixed reimbursements for the Group’s continued development costs, payments based upon the achievement of defined development, regulatory and commercial milestones, sales-based royalties, and certain cost sharing payments made by Menarini to the Group and by the Group to Menarini.

The Company has evaluated the Menarini License based on the requirements of IFRS 15 Revenue Recognition and has concluded the following:

Within the license performance obligation described below, there are various licenses granted under the Menarini License which currently in place do not represent distinct performance obligations in themselves, as the licenses are highly interrelated and Menarini would likely be unable to derive significant benefits from their access to these licenses on an individual basis.

The Company, considering that (i) there are no material restrictions included in the contract which would prevent Menarini to direct the use of, and obtain substantially all of the remaining benefits and (ii) the majority of the Company’s remaining development activities are in late-stage development and are not expected to significantly affect the functionality of the underlying intellectual property, concludes that the license as of the effective date of the contract has standalone value. As such, the Company concluded that the promise in granting the licenses to Menarini is to provide a right to use the Group’s intellectual property as it exists at the point in time at which the license is granted and therefore, revenue accrued and allocated to this performance obligation has been recognized at a point in time.

The Company has also identified an additional performance obligation that consists of the research and development activities related to the general development and commercialization costs related to Licensed Products. The Company determined that this performance obligation is satisfied over time as Menarini simultaneously receives and consumes the benefits of the services provided as they are performed. This is based on the fact that Menarini is receiving status of the research periodically which allows it to make informed decisions in its local development activities. The Company further considered that the licenses and the R&D services are not highly interdependent or highly interrelated because the Group is able to fulfill its promise to transfer the licenses regardless of fulfilling its promise to perform the remaining R&D services. The Company also concluded that the licenses are considered distinct as Menarini could benefit from the licenses together with readily available resources other than the Company’s research and development services. The Company utilizes a cost-based input method to measure its progress toward completion of its performance obligation and to calculate the corresponding amount of revenue to recognize each period. The Company believes this is the best measure of progress because other measures do not reflect how the Company transfers its performance obligation to Menarini. In applying the cost-based input method of revenue recognition, the Company uses actual clinical study enrollment figures as well as actual costs incurred relative to budgeted costs expected to be incurred attributable to the Menarini Territory for the performance obligation. These costs consist primarily of third-party contract costs relative to the level of patient enrollment in the studies. Revenue will be recognized based on the level of costs incurred relative to the total budgeted costs for the performance obligation.

As such, two performance obligations for the Menarini License were identified at contract inception, comprising a license to use the Company’s IP (the “license performance obligation”) and a promise to continue the development activities for the licensed compound (the “R&D performance obligation”).

The Company’s assessment of the transaction price included an analysis of amounts it expected to receive, which at contract inception consisted of the non-refundable, upfront payment of €115.0 million that was received by the Group in July 2022. The Company considers this non-refundable fee of €115.0 million to be the initial transaction price.

The Company has allocated the transaction price to each performance obligation identified on a relative stand-alone selling price basis. The Company has used a combination of methods to calculate the stand-alone selling prices, using the expected cost plus a margin approach to calculate the standalone selling price of the research and development services required in the Menarini License and needed to commercialize obicetrapib in the Menarini Territory and the residual approach to calculate the stand-alone selling price for the license based on the fair value of the total promised goods and services in the Menarini License considering that the Company has not yet established a price for licenses, has not historically sold licenses on a stand-alone basis (i.e., the selling price is uncertain), and the amount allocated is consistent with the allocation objective as the Company believes the stated upfront amount is consistent with a risk-adjusted price that a market participant would be willing to pay for the licenses.

At contract inception, the Company has allocated €93.5 million to the license performance obligation, recognized as “revenue” in the condensed consolidated statement of profit and €21.5 million to the R&D performance obligation, recognized as “deferred revenue” in the condensed consolidated statement of financial position. In the fourth quarter of 2022, additional costs were added to the studies required to satisfy the R&D performance obligation, which resulted in a cumulative-effect adjustment to the denominator used in the cost-based input method that was greater than the costs identified upon inception of the Menarini License term. As a result, for the year ended December 31, 2022, the Company recognized revenue of €4.0 million in connection with R&D services performed under the Menarini License. There may be additional costs added to the studies required to satisfy the R&D performance obligation in the future. Assuming a 50% increase in total estimated costs as of December 31, 2022, revenue recognition related to the R&D performance obligation for the year ended December 31, 2022 would have decreased by approximately €1.2 million.

The deferred revenue has been recognized within current and non-current liabilities based on the expected timing of the associated research and development services. In connection with the Menarini License, €13.0 million has been recognized as current liabilities as the Company expects to perform the associated services within twelve months after the reporting period and the remaining €4.5 million has been recognized as non-current liabilities as of December 31, 2022.

The following table presents changes in the balance of the Company’s deferred revenue (in thousands):

	2022	2021	2020
Beginning balance on January 1	—	—	—
Addition of deferred revenue under the Menarini License	21,500	—	—
Revenue recognized under the Menarini License during the period	(4,000)	—	—
Ending balance on December 31	17,500	—	—

The Company allocated the upfront payment of €115 million to the identified performance obligations based on the combined license performance obligation and recognized the upfront payment as revenue at a point in time upon satisfaction of the performance obligation, which was achieved at the execution of the Menarini License.

Additionally, in partial contribution to the Company’s costs of development of the Licensed Products, Menarini will pay the Group €27.5 million, payable in two equal annual installments, together with bearing 50% of any development costs incurred in respect of the pediatric population in the Menarini Territory. Due to the scientific uncertainties around the commercialization of the Licensed Products based on the success of clinical trials, out of the control of the Company, the fixed €27.5 million is considered constrained at contract execution and is not initially recognized within the transaction price until it becomes highly probable of no significant revenue reversal. If certain conditions are not met, then the Group does not have the right to payment. At the end of each reporting period, the Company will assess the probability of significant reversals for any amounts that become likely to be realized prior to recognizing the fixed consideration associated with these payments within the transaction price. To date, the Group has not received any reimbursement payments.

The Menarini License also provides for certain milestone payments from Menarini to the Group upon the achievement of specified development, regulatory and commercial milestones linked to the enhanced value of the license performance obligation. More specifically, the Group is eligible to receive up to an additional €863 million upon the achievement of various clinical, regulatory and commercial milestones. These milestones are contingent payments. These milestone payments represent variable consideration that are not initially recognized within the transaction price, due to the scientific uncertainties around the commercialization of the Licensed Products based on the success of clinical trials. At the end of each reporting period, the Company will assess the probability of significant reversals for any amounts that become likely to be realized prior to recognizing the variable consideration associated with these payments within the transaction price. To date, the Company has not received any milestones payments.

Lastly, the Group is entitled to receive tiered royalty payments based on annual aggregate net sales of all Licensed Products in the Menarini Territory, subject to specified reductions upon commercialization. The royalty term begins for each Licensed Product on a country-by-country basis upon the first commercial sale of such product in such country and ends on the later of (i) the expiration of the last-to-expire patent that includes a valid claim, (ii) the expiration of regulatory exclusivity in such country for such Licensed Product and (iii) a specified number of years after the first commercial sale of such Licensed Product in such country (the term of the agreement). In accordance with IFRS 15, the Company recognizes revenue from royalty payments at the later of (i) the occurrence of the subsequent sale; or (ii) the performance obligation to which some or all of the sales-based milestone or royalty payments has been allocated has been satisfied. The Company anticipates recognizing these royalty payments if and when subsequent sales are generated from the Licensed Products.

The Group has incurred €3.1 million of costs to obtain the Menarini License related to unavoidable costs from the Company’s financial advisor assisting in the negotiation. These costs have been proportionally allocated to the identified performance obligations on a relative standalone selling price basis as previously discussed. Based on that, €2.5 million has been recognized as “selling, general and administrative expenses” related to the satisfied license performance obligation, €0.5 million has been capitalized as “prepayments and other receivables,” and €0.1 million has been capitalized as “long term prepaid expenses,” of which the entire capitalized balance will be amortized on a systematic basis that is consistent with the transfer to the customer of the goods or services to which the asset relates.